Exhibit 10.4

COMMON STOCK PURCHASE WARRANT

THE WARRANT EVIDENCED BY THIS CERTIFICATE AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS. THE WARRANT OR SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO SUCH DISPOSITION IS THEN IN EFFECT OR UNLESS THE PERSON PROPOSING TO MAKE THE DISPOSITION SHALL FURNISH, WITH RESPECT TO SUCH DISPOSITION, AN OPINION OF COUNSEL SATISFACTORY TO IPTIMIZE, INC. TO THE EFFECT THAT SUCH SALE, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION WILL NOT INVOLVE ANY VIOLATION OF THE REGISTRATION PROVISIONS OF THE ACT (OR ANY SUPERSEDING STATUTE) OR ANY APPLICABLE STATE SECURITIES LAWS.

IPTIMIZE, INC.

COMMON STOCK PURCHASE WARRANT

Warrant No. IPTZ-

        This certifies that, for value received, ___________________, residing at ________________________________(the “Holder”) or the Holder’s permitted assigns, is entitled, subject to the terms and conditions hereinafter set forth in this Common Stock Purchase Warrant (the “Warrant”) at any time after issuance and delivery hereof, but before 5:00 o’clock p.m., Colorado time on the fifth anniversary of the execution of this Warrant, and not thereafter (the “Expiration Date”), to purchase ___,000 shares of Common Stock, no par value per share (the Warrant Shares”), of IPtimize, Inc., a Minnesota corporation located at 2135 South Cherry Street, Suite 200, Denver, Colorado 80222 (the “Company”). The purchase price payable upon the exercise of this Warrant shall be $0.50 per Warrant Share or such greater or lesser amount equal to the conversion rate at which the PIPE is convertible into the Shares in the Borrower’s contemplated permanent PIPE financing in excess of $1,500,000 (the “Warrant Price”). The Warrant Price shall be paid in lawful funds of the United States of America payable in cash or by certified or official bank check.

        Upon delivery of this Warrant duly executed, together with payment of the entire Warrant Price for all of the Warrant Shares at the principal office of the Company, or at such other address as the Company may designate by notice in writing to the Holder, the Holder shall be entitled to receive a certificate or certificates for the Warrant Shares. All shares of the Company’s common stock (the “Common Stock”) which may be issued upon the exercise of this Warrant will, upon issuance and payment therefore in accordance with the terms hereof, shall be fully paid and non-assessable and free from any taxes, liens, and charges with respect thereto.

        This Warrant is subject to the following terms and conditions:

         1.        Full Exercise of Warrant. This Warrant may be exercised in its entirety at any time after issuance and delivery hereof and prior to the Expiration Date. No partial exercise of this Warrant shall be permitted.

         2.        Charges, Taxes and Expenses. The issuance of certificates for shares of the Common Stock upon the exercise of this Warrant shall be made with charges to the Holder hereof for any tax or other expense in respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Warrant holder, and such certificates shall be issued in the name of, or in such name or names as may be directed by, the Holder; provided, however, that in the event that certificate for shares of Common Stock are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be duly executed by the Holder hereof in person or by an attorney duly authorized in writing.

         3.        Certain Obligations of the Company. The Company agrees that it will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully-paid and non-assessable shares of Common Stock at the Warrant Price.

         4.        Notice to Warrant Holder. So long as this Warrant is outstanding: (i) if the Company shall pay any dividend or make any distribution upon the Common Stock; or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of stock of any class or any other rights; or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into any corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company may cause to be mailed by certified mail to the Holder hereof, at least 15 days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reorganization, reclassification, consolidation, merger, sale, lease, transfer, dissolution, liquidation or winding up to take place and the date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, lease, transfer, dissolution, liquidation or winding up.

         5.        Adjustment to Warrant Price. If at any time during the term of this Warrant the Company shall subdivide or forward split the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock, the Warrant Price in effect immediately prior to such subdivision, forward split or the issuance of such dividend shall be proportionately decreased, and in case the Corporation shall at any time combine or reverse split the outstanding shares of Common Stock, the Warrant Price in effect immediately prior to such combination or reverse split shall be proportionately increased, effective at the close of business on the date of such subdivision or combination, as the case may be.

         6.        Registration. The Company hereby covenants and agrees to include the Warrant Shares in the Registration Statement as that term is defined in Section 1.7 of the Agreement to which this Warrant is attached as an exhibit.

         7.        Miscellaneous.

                          A.        The Company covenants that it will at all times reserve and keep available, solely for the purpose of issue upon the exercise hereof, a sufficient number of shares of Common Stock to permit the exercise holder in full.

                          B.        The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the heirs, representatives and estate of the Holder.

                          C.        The Holder of this Warrant shall not be entitled to vote or receive dividends or be deemed to be a shareholder of the Company for any purpose.

                          D.        This Warrant may not be divided into separate Warrants.

                          E.        This Warrant and all rights hereunder are not transferable without the written consent of the Company which consent may be withheld in the Company’s sole discretion. The Company may deem and treat the Holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

                          F.        Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by the undersigned thereunto duly authorized, as of the date indicated below.

Dated:	Denver, Colorado May __, 2007

IPTIMIZE, INC. By: _____________________________ Clinton J. Wilson, President

FORM OF SUBSCRIPTION
(To be signed only upon exercise of the Warrant.)

To: IPtimize, Inc.:

        The undersigned, the holder of this Warrant, hereby irrevocably elects to exercise the purchase rights represented by this Warrant for, and to purchase thereunder, pursuant to and in accordance with the terms of this Warrant, __________ Shares of Common Stock, no par value per share of IPtimize, Inc., and herewith makes payment of the Warrant Price per share of Common Stock, or an aggregate of $________, and requests that a certificate for such shares of Common Stock be issued in the name of and be delivered to ________________, whose address is ____________________________________.

Dated: ________________________	_____________________________ (Signature must conform in all respects to name of holder as specified on the face of the Warrant